EXHIBIT 10.10

PORTAGE BIOTECH INC.

2021 EQUITY INCENTIVE PLAN

Share Option Agreement

This Share Option Agreement (this “Agreement”), dated as of the Grant Date, is between Portage Biotech Inc., a corporation formed under the laws of the Territory of the British Virgin Islands (the “Company”), and ____________ (the “Optionee”).

The Company hereby grants to the Optionee the following option (the “Option”) to purchase Common Shares of the Company in accordance with the terms and conditions of this Agreement and the Portage Biotech Inc. 2021 Equity Incentive Plan (the “Plan”):

Total Number of Shares Subject to this Option:	___________
Type of Option (ISO or an NQO):	NQO
Exercise Price per Share:	$17.75
Grant Date:	January 13, 2021
Vesting Schedule:	1/3 each year
Vesting Commencement Date:	January 13, 2021
Number of Vested Shares on Grant Date:	0
Vesting Period:	3 years
Number of Shares Vesting at end of each Vesting Period:	_____________
Expiration Date:	January 13, 2031

1.                   Plan. This Agreement, which constitutes an Award Agreement under the Plan, is granted pursuant to and is governed by the Plan, the terms and conditions of which are incorporated into this Agreement by reference. To the extent there is any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. Unless the context otherwise requires, capitalized terms used herein without definitions shall have the respective meanings assigned to them in the Plan. By signing this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

2.                   Grant of Option. On the terms and conditions set forth in this Agreement, the Company grants to the Optionee on the Grant Date this Option to purchase, at the Exercise Price Per Share set forth above, the Total Number of Shares Subject to this Option, as set forth above.

3.                   Exercisability Schedule. The Optionee may exercise this Option for such number of Shares as have become exercisable pursuant to the Vesting Schedule set forth above; provided that upon each vesting date the Optionee is employed with the Company or is otherwise providing services to the Company.

4.                   Exercise of Option. Prior to the Expiration Date (or such earlier date as set forth in Section 5 below), the Optionee may exercise this Option by delivering a Notice of Share Option Exercise in the form attached hereto as Exhibit A (the “Notice”), signed by the Optionee, and received by the Company at its principal office, accompanied by this Agreement and payment in full in the manner provided in the Plan. The Optionee may purchase less than the number of Shares covered hereby, provided that no partial exercise of this Option may be for any fractional Share or for fewer than ten (10) whole Shares. The Optionee (or any other person entitled to exercise this Option) shall not be entitled to any rights as a Shareholder of the Company with respect to any Shares issuable upon exercise of this Option until such Shares shall have been registered on the register of members of the Company in the name of the Optionee (or such other person).

5.                   Exercise of Option After Termination of Employment.

a.                   Termination of service. Except as otherwise determined by the Board, or as may otherwise be expressly provided in any employment agreement between the Company and the Optionee, upon the termination of the service of the Optionee to the Company (or to an Affiliate of the Company), this Option shall expire on the earliest of the following occasions:

i.                         the date that is three (3) months after the voluntary termination of the Optionee’s service;

ii.                         the date that is two (2) years after the termination of the Optionee’s service by the Company (or by an Affiliate of the Company) other than for cause;

iii.                         the date of the termination of the Optionee’s service by the Company (or by an Affiliate of the Company) for Cause;

iv.                        the date one (1) year after the termination of the Optionee’s service by reason of Disability;

v.                        the date one (1) year after the termination of the Optionee’s service by reason of the Optionee’s death; or

vi.                       the specified Expiration Date of the Option, as set forth above.

vii.                        Any portion of this Option that is not exercisable on the date of termination of the Optionee’s service with the Company, for any reason, shall terminate immediately and automatically be null and void and of no further force and effect.

6.                   Restrictions on Transfer. The Optionee shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise except by will or the laws of descent and distribution, and during the lifetime of the Optionee, this Option shall be exercisable only by the Optionee.

7.                   Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Optionee pays to the Company or makes provision satisfactory to the Company for payment of any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

8.                   Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the RSU Award and Dividend Equivalent Rights granted hereunder are in compliance with or are exempt from the requirements of Section 409A of the Code.

9.                   Amendment. The Board may at any time or times amend the Plan or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law. No termination, amendment of the Plan or amendment of this Agreement shall, without the Optionee’s consent, materially adversely affect the Optionee’s rights under this Agreement.

10.               Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

11.               Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Participant (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Participant may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Participant shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

12.               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Brisih Virgin Islands without regard to conflict of law principles.

13.               WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND KNOWINGLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT. EACH PARTY HERETO AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

14.               Entire Agreement. This Agreement and the Plan constitutes the full and entire understanding and agreement between the parties with regard the subject hereof and supersedes in their entirety all other or prior agreements between or among the Company and the Optionee regarding the subjects hereof.

15.	CONSENT TO JURISDICTION.

a.                   EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE TERRITORY OF THE BRITISH VIRGIN ISLANDS, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING RELATING TO ANCILLARY MEASURES IN AID OF

ARBITRATION, PROVISIONAL REMEDIES AND INTERIM RELIEF, OR ANY PROCEEDING TO ENFORCE ANY ARBITRAL DECISION OR AWARD.

b.                   EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS OF THE TERRITORY OF THE BRITISH VIRGIN ISLANDS AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

c.                   EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER.

16.               Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[Signature Page Follows]

The undersigned executed this Agreement as of the date set forth above.

OPTIONEE	PORTAGE BIOTECH INC.

__________________________________________________	By: _________________________________________________
Print Name	Print Name: ___________________________________________
Address: __________________________________________	Title: ________________________________________________
_________________________________________________
E-Mail: ___________________________________________

Exhibit A

NOTICE OF SHARE OPTION EXERCISE

[DATE]

[ ]

[INSERT ADDRESS]

Attention: Treasurer

Dear Sir or Madam

Pursuant to the terms of the share option agreement between myself and Portage Biotech Inc. (the “Company”) dated (the “Agreement”), under the Company’s 2021 Equity Incentive Plan, I, [Insert Name] , hereby [Circle One] partially/fully exercise such Option by including herein payment in the amount of $ representing the purchase price for [Fill in number of Underlying Shares] Shares. I have chosen the following form(s) of payment:

[ ]       1.       Cash

[ ]       2.       Certified or bank check payable to [ ]

[ ]       3.       Other (as described in the Plan (please describe))

___________________________________________________________.

In connection with my exercise of the Option as set forth above, I hereby represent and warrant to the Company as follows:

(i)                  I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(ii)                I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii)              I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv)              I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.

(v)                I understand that the Shares have not be registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing.

(vi)              I understand and agree that the Shares when issued will continue to be subject to the Plan.

Sincerely yours,

_______________________________________
Name

Address:

______________________________________

______________________________________